Exhibit 99.1

NEWS RELEASE

Power Integrations Reports Fourth-Quarter Financial Results

Quarterly revenues grew 16 percent year-over-year to $101.1 million; GAAP earnings were $0.46 per diluted share; non-GAAP earnings were $0.67 per diluted share

Full-year revenues were $387.4 million, up 13 percent from the prior year; company generated $97.9 million in cash flow from operations in 2016
SAN JOSE, CALIF. - February 1, 2017 - Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2016. Net revenues for the fourth quarter were $101.1 million, a decrease of three percent from the prior quarter, and an increase of 16 percent from the fourth quarter of 2015. Net income was $13.6 million or $0.46 per diluted share, compared to $0.48 per diluted share in the prior quarter and $0.44 per diluted share in the fourth quarter of 2015. Cash flow from operations for the quarter was $27.7 million.
In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets, other acquisition-related expenses, and the tax effects of these items. Non-GAAP net income for the fourth quarter was $20.2 million or $0.67 per diluted share, compared with $0.72 per diluted share in the prior quarter and $0.58 per diluted share in the fourth quarter of 2015.
For the full year, net revenues were $387.4 million, an increase of 13 percent compared to the prior year. GAAP net income for the year was $1.62 per diluted share, compared with $1.32 per diluted share in the prior year. Non-GAAP net income was $2.49 per diluted share, compared with $2.03 per diluted share in the prior year. Cash flow from operations totaled $97.9 million for the full year.
Commented Balu Balakrishnan, president and CEO of Power Integrations: “We ended 2016 with another strong quarter, and we’re entering 2017 with momentum fueled by innovative products, an expanding addressable market, and dynamic secular trends such as faster charging for mobile devices, smarter homes and appliances, and the continued global push for greater energy efficiency and cleaner energy.”
Additional Highlights

•	The company had $250.5 million in cash and short-term marketable securities at quarter-end, an increase of $23.9 million during the quarter.

•	Power Integrations paid a dividend of $0.13 per share on December 30, 2016. A dividend of $0.14 per share is scheduled to be paid on March 31, 2017, to stockholders of record as of February 28, 2017.

•	Power Integrations was issued 13 U.S. patents during the fourth quarter.

Adoption of New Accounting Standard for 2017
Effective January 1, 2017, Power Integrations adopted the Financial Accounting Standards Board’s new standard for revenue recognition (ASC 606), under which the company is required to recognize revenues on sales to distributors upon shipment (the “sell-in” method) beginning with the first quarter of 2017. Prior to adopting ASC 606, the company utilized the “sell-through”

method for a high percentage of its distribution sales; under this method revenue was deferred until distributors reported that they had sold the company’s products to end customers.
In adopting the new standard, Power Integrations elected to use the full retrospective method; accordingly, the company has recast its results for 2015 and 2016 as if the new standard had been in effect during those years. The table below displays the company’s revenues, cost of revenues and GAAP earnings per share for 2015 and 2016 as originally reported and as recast under the new standard. Full recast income statements, balance sheets and cash-flow statements, including reconciliations of non-GAAP measures, are available on the company’s investor website. (See document entitled “Recast Financials.”)

	FY 2015		FY 2016
(in millions, except per-share data)	Originally Reported	New Standard	Originally Reported	New Standard
Net Revenues	$344.0	$344.6	$387.4	$389.7
Cost of Revenues (GAAP)	$170.6	$171.3	$196.2	$197.5
Net income/diluted share (GAAP)	$1.32	$1.32	$1.62	$1.65

For the fourth quarter of 2016, revenues would have been $102.4 million under the new standard as compared to the $101.1 million originally reported; GAAP net income would have been $0.48 per diluted share as compared to the $0.46 per diluted share originally reported.

Sandeep Nayyar, Power Integrations’ chief financial officer, commented: “We do not expect the adoption of the new accounting standard to have a material impact on our full-year results, though changing to the sell-in method may affect the quarter-to-quarter seasonality of revenues within a given year. For example, our revenue outlook for the first quarter of 2017 reflects the fact that shipments to distributors normally exceed sell-through in the first quarter, resulting in higher first-quarter revenues than we would have expected under the prior accounting rules. If the sell-through method were still in effect, our revenue forecast for the first quarter would be lower by approximately $3 million.”

Financial Outlook
The company issued the following forecast for the first quarter of 2017:

•	Revenues (as calculated under the new revenue-recognition standard) are expected to be flat plus or minus three percent compared to the recast fourth-quarter revenues of $102.4 million.

•
GAAP gross margin is expected to be between 47.9 percent and 48.4 percent; non-GAAP gross margin is expected to be between 49 percent and 49.5 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.9 percentage points from amortization of acquisition-related intangible assets and 0.2 percentage points from stock-based compensation.)

•
GAAP operating expenses are expected to be between $35.6 million and $36.6 million; non-GAAP operating expenses are expected to be between $31 million and $32 million. (Non-GAAP expenses exclude approximately $4.0 million of stock-based compensation expenses and $0.6 million of amortization of acquisition-related intangible assets.)

Conference Call Tomorrow at 8:00 a.m. Pacific Time
Power Integrations management will hold a conference call tomorrow, February 2, at 8:00 a.m. PT. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations
Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures
In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the write-up of acquired inventory, acquisition expenses, severance and transition expenses, amortization of in-place lease intangible assets, and the tax effects of these items. The company uses these measures in its own financial and operational decision-making and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.
Note Regarding Forward-Looking Statements
The statements in this press release regarding the company’s forecast for its first-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 11, 2016. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

Contact:
Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
NET REVENUES	$101,108	$103,790	$87,289	$387,393	$343,989

COST OF REVENUES	51,724	52,597	44,373	196,232	170,602

GROSS PROFIT	49,384	51,193	42,916	191,161	173,387

OPERATING EXPENSES:
Research and development	15,766	15,906	13,856	62,310	57,000
Sales and marketing	11,941	11,447	10,449	45,535	43,786
General and administrative	8,257	8,789	6,896	33,029	29,720
Amortization of acquisition-related intangible assets	584	582	666	2,443	2,775
Acquisition expenses, severance and transition costs	—	—	—	—	1,113
Total operating expenses	36,548	36,724	31,867	143,317	134,394

INCOME FROM OPERATIONS	12,836	14,469	11,049	47,844	38,993

Other income, net	299	282	206	1,078	425

INCOME BEFORE INCOME TAXES	13,135	14,751	11,255	48,922	39,418

PROVISION FOR INCOME TAXES	(482)	586	(1,446)	1,032	271

NET INCOME	$13,617	$14,165	$12,701	$47,890	$39,147

EARNINGS PER SHARE:
Basic	$0.47	$0.49	$0.45	$1.66	$1.35
Diluted	$0.46	$0.48	$0.44	$1.62	$1.32

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,196	28,972	28,483	28,925	29,001
Diluted	29,914	29,625	29,126	29,619	29,696

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$417	$348	$208	$1,148	$933
Research and development	1,966	1,934	1,281	7,309	5,255
Sales and marketing	1,260	1,303	877	4,489	3,644
General and administrative	2,025	2,204	899	7,939	4,935
Total stock-based compensation expense	$5,668	$5,789	$3,265	$20,885	$14,767

Cost of revenues includes:
Amortization of write-up of acquired inventory	—	—	—	—	309
Amortization of acquisition-related intangible assets	$939	$939	$961	$3,785	$3,844

General & administrative expenses include:
Patent-litigation expenses	$2,150	$1,894	$1,517	$6,861	$5,975

Other income, net includes:
Amortization of in-place lease intangible assets	$90	$90	$90	$360	$120

REVENUE MIX BY END MARKET
Communications	30%	28%	26%	27%	24%
Computer	6%	5%	7%	6%	7%
Consumer	35%	37%	34%	36%	36%
Industrial	29%	30%	33%	31%	33%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$49,384	$51,193	$42,916	$191,161	$173,387
	GAAP gross margin	48.8%	49.3%	49.2%	49.3%	50.4%

	Stock-based compensation included in cost of revenues	417	348	208	1,148	933
	Amortization of write-up of acquired inventory	—	—	—	—	309
	Amortization of acquisition-related intangible assets	939	939	961	3,785	3,844

	Non-GAAP gross profit	$50,740	$52,480	$44,085	$196,094	$178,473
	Non-GAAP gross margin	50.2%	50.6%	50.5%	50.6%	51.9%

	RECONCILIATION OF OPERATING EXPENSES
	GAAP operating expenses	$36,548	$36,724	$31,867	$143,317	$134,394

Less:	Stock-based compensation expense included in operating expenses
	Research and development	1,966	1,934	1,281	7,309	5,255
	Sales and marketing	1,260	1,303	877	4,489	3,644
	General and administrative	2,025	2,204	899	7,939	4,935
	Total	5,251	5,441	3,057	19,737	13,834

	Amortization of acquisition-related intangible assets	584	582	666	2,443	2,775

	Acquisition expenses, severance and transition costs	—	—	—	—	1,113

	Non-GAAP operating expenses	$30,713	$30,701	$28,144	$121,137	$116,672

	RECONCILIATION OF INCOME FROM OPERATIONS
	GAAP income from operations	$12,836	$14,469	$11,049	$47,844	$38,993
	GAAP operating margin	12.7%	13.9%	12.7%	12.4%	11.3%

Add:	Total stock-based compensation	5,668	5,789	3,265	20,885	14,767
	Amortization of write-up of acquired inventory	—	—	—	—	309
	Amortization of acquisition-related intangible assets	1,523	1,521	1,627	6,228	6,619
	Acquisition expenses, severance and transition costs	—	—	—	—	1,113

	Non-GAAP income from operations	$20,027	$21,779	$15,941	$74,957	$61,801
	Non-GAAP operating margin	19.8%	21.0%	18.3%	19.3%	18.0%

	RECONCILIATION OF PROVISION FOR INCOME TAXES
	GAAP provision for income taxes	$(482)	$586	$(1,446)	$1,032	$271
	GAAP effective tax rate	-3.7%	4.0%	-12.8%	2.1%	0.7%

	Tax effect of adjustments to GAAP results	(724)	(328)	(796)	(1,578)	(1,824)

	Non-GAAP provision for income taxes	$242	$914	$(650)	$2,610	$2,095
	Non-GAAP effective tax rate	1.2%	4.1%	-4.0%	3.4%	3.4%

	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
	GAAP net income	$13,617	$14,165	$12,701	$47,890	$39,147

Adjustments to GAAP net income
Stock-based compensation	5,668	5,789	3,265	20,885	14,767
Amortization of write-up of acquired inventory	—	—	—	—	309
Amortization of acquisition-related intangible assets	1,523	1,521	1,627	6,228	6,619
Acquisition expenses, severance and transition costs	—	—	—	—	1,113
Amortization of in-place lease intangible assets	90	90	90	360	120
Tax effect of items excluded from non-GAAP results	(724)	(328)	(796)	(1,578)	(1,824)

Non-GAAP net income	$20,174	$21,237	$16,887	$73,785	$60,251

Average shares outstanding for calculation
of non-GAAP income per share (diluted)	29,914	29,625	29,126	29,619	29,696

Non-GAAP net income per share (diluted)	$0.67	$0.72	$0.58	$2.49	$2.03

GAAP income per share	$0.46	$0.48	$0.44	$1.62	$1.32

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2016	September 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$62,134	$95,890	$90,092
Short-term marketable securities	188,323	130,673	83,769
Accounts receivable	6,961	14,679	7,818
Inventories	52,564	49,941	51,934
Prepaid expenses and other current assets	8,520	7,372	6,790
Total current assets	318,502	298,555	240,403

PROPERTY AND EQUIPMENT, net	95,296	94,433	99,381
INTANGIBLE ASSETS, net	31,502	33,114	38,165
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	12,032	11,064	11,843
OTHER ASSETS	6,157	6,273	5,896
Total assets	$555,338	$535,288	$487,537

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$29,727	$30,117	$21,660
Accrued payroll and related expenses	10,756	9,011	9,327
Taxes payable	729	251	3,620
Deferred income on sales to distributors	16,207	16,334	15,101
Other accrued liabilities	2,434	3,427	2,285
Total current liabilities	59,853	59,140	51,993

LONG-TERM LIABILITIES:
Income taxes payable	2,639	2,666	2,511
Deferred tax liabilities	820	1,002	1,291
Other liabilities	3,921	3,422	3,123
Total liabilities	67,233	66,230	58,918

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	172,875	162,820	145,366
Accumulated other comprehensive loss	(2,710)	(1,885)	(1,851)
Retained earnings	317,912	308,095	285,076
Total stockholders' equity	488,105	469,058	428,619
Total liabilities and stockholders' equity	$555,338	$535,288	$487,537

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$13,617	$14,165	$12,701	$47,890	$39,147
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,142	4,149	4,229	16,812	16,464
Amortization of intangible assets	1,612	1,612	1,792	6,663	7,039
Loss on disposal of property and equipment	116	68	91	332	361
Stock-based compensation expense	5,668	5,789	3,265	20,885	14,767
Amortization of premium on marketable securities	71	55	254	555	1,063
Deferred income taxes	(1,150)	276	(5,568)	(660)	(5,416)
Increase (decrease) in accounts receivable allowances	(96)	110	(1)	207	127
Tax shortfall associated with employee stock plans	—	—	—	—	(189)
Change in operating assets and liabilities:
Accounts receivable	7,814	(779)	3,243	650	4,131
Inventories	(2,623)	(3,192)	3,505	(630)	13,500
Prepaid expenses and other assets	(1,096)	(764)	(887)	(2,499)	3,391
Accounts payable	(1,323)	5,998	35	7,714	(2,000)
Taxes payable and other accrued liabilities	1,117	(675)	3,503	(1,124)	(76)
Deferred income on sales to distributors	(127)	(554)	(1,363)	1,106	(122)
Net cash provided by operating activities	27,742	26,258	24,799	97,901	92,187

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(4,124)	(3,184)	(3,740)	(12,198)	(11,359)
Payment for purchase of building	—	—	—	—	(10,389)
Payment for acquisition, net of cash acquired	—	—	—	—	(15,549)
Purchases of marketable securities	(66,256)	(56,187)	(14,815)	(188,654)	(29,748)
Proceeds from sales and maturities of marketable securities	8,295	22,207	21,850	83,423	59,309
Net cash provided by (used in) investing activities	(62,085)	(37,164)	3,295	(117,429)	(7,736)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	4,387	5,224	5,678	13,059	12,580
Repurchase of common stock	—	—	—	(6,435)	(53,731)
Payments of dividends to stockholders	(3,800)	(3,771)	(3,415)	(15,054)	(13,916)
Net cash provided by (used in) financing activities	587	1,453	2,263	(8,430)	(55,067)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(33,756)	(9,453)	30,357	(27,958)	29,384

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	95,890	105,343	59,735	90,092	60,708

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$62,134	$95,890	$90,092	$62,134	$90,092